UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 29, 2010

InSight Health Services Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-75984-12	04-3570028

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 282-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 1.01 Entry into a Material Definitive Agreement
Notes Forbearance Agreement
     As of November 29, 2010, certain holders (the “Initial Consenting Holders”) representing to collectively hold in excess of 75% of the aggregate principal amount outstanding of the Senior Secured Floating Rate Notes due 2011(the “Notes”) issued by InSight Health Services Corp. (“InSight”) and guaranteed by InSight Health Services Holdings Corp. (the “Company”) as well as certain of InSight’s subsidiaries (collectively, the “Subsidiary Guarantors” and, collectively with InSight and the Company, the “Obligors”) under that certain Indenture (as may be amended from time to time, the “Indenture”) by and among Insight, certain affiliates thereof as guarantors, and U.S. Bank National Association, as trustee (in such capacity, the “Indenture Trustee”), dated September 22, 2005; the Indenture Trustee; and U.S. Bank National Association, as collateral agent under that certain Collateral Agency Agreement among the Obligors, the Indenture Trustee and U.S. Bank National Association, dated September 22, 2005, and certain other security documents (in such capacity, the “Collateral Agent”), entered into a forbearance agreement (the “Forbearance Agreement”) to, among other things, pursue a restructuring of the obligations under the Notes. Additional holders of the Notes may join the Forbearance Agreement from time to time (such holders, together with the Initial Consenting Holders, the “Consenting Holders”).
     Under the terms of the Forbearance Agreement, the Consenting Holders, the Indenture Trustee and the Collateral Agent have agreed to, among other things, forbear from exercising certain of their remedies under the Indenture, the Notes, the guarantees of the Notes and related security documents (collectively, the “Transaction Documents”) with respect to the Company’s failure to cure the interest nonpayment default that arose on November 1, 2010 prior to the expiration of the applicable 30-day grace period (the “Event of Default,” and collectively with any other defaults or events of default that may exist in any of the Transaction Documents by reason of such Event of Default, the “Specified Events of Default”) until not earlier than December 10, 2010, subject to the terms and conditions of the Forbearance Agreement.
     The foregoing summary is qualified in its entirety by reference to the full text of the Form of Forbearance Agreement, a copy of which is attached to this report as Exhibit 99.1 and is incorporated by reference.
Forbearance under the Revolving Credit Facility
     Pursuant to a letter agreement, dated as of December 1, 2010, Bank of America, N.A. (“Bank of America”), as agent and sole lender under the certain Second Amended and Restated Loan and Security Agreement dated August 1, 2007, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated September 20, 2010 (as so amended, the “Revolving Credit Facility”), has agreed to extend the forbearance period under the Revolving Credit Facility to 5:00 p.m. on December 15, 2010.
     The foregoing summary is qualified in its entirety by reference to the full text of the letter agreement, a copy of which is attached to this report as Exhibit 99.2 and is incorporated by reference.

Item 7.01 Regulation FD Disclosure.
     The press release issued by the Company on December 2, 2010, announcing the Forbearance Agreement, the letter agreement and the restructuring support agreement, is attached hereto as Exhibit 99.3 and such information shall be deemed “furnished” by the Company, and not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1	Form of Forbearance Agreement.
99.2	Letter Agreement dated December 1, 2010.
99.3	Press Release dated December 2, 2010.
The new securities to be issued pursuant to any plan of reorganization have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, any such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
This report does not constitute a solicitation of consents to or votes to accept any chapter 11 plan or an offer to purchase any securities or a solicitation of an offer to sell any securities. Any solicitation or offer will be made pursuant to a disclosure statement and applicable law.

Safe Harbor and Forward Looking Information
Certain statements in this report are “forward-looking statements.” They reflect the Company’s current views with respect to current events and financial performance, are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, express or implied by such forward-looking statements. The Company intends that such forward-looking statements be subject to the Safe Harbor created by Section 27(a) of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. The words and phrases “expect,” “estimate,” and “anticipate” and similar expressions identify forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the outcome of any bankruptcy proceedings, including whether or not the proposed plan is ultimately approved by the bankruptcy court and the final terms thereof; (ii) the potential adverse impact of any chapter 11 bankruptcy filing on the Company’s business, financial condition or results of operations; (iii) the Company’s ability to obtain court approval with respect to motions in the chapter 11 proceedings prosecuted from time to time and to develop, prosecute and confirm and consummate any plan of reorganization with respect to the chapter 11 proceedings and to consummate all of the transactions contemplated by any such plan of reorganization or upon which consummation of such plan may be conditioned; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the restructuring support agreement that the Company has entered into with certain of its noteholders; (v) the Company’s ability to successfully implement its core market strategy; (vi) overcapacity and competition in the Company’s markets; (vii) reductions, limitations and delays in reimbursement by third-party payors; (viii) contract renewals and financial stability of customers; (ix) changes in the nature of commercial health care insurance arrangements, so that individuals bear greater financial responsibility through high deductible plans, co-insurance and co-payments; (x) conditions within the healthcare environment; (xi) the potential for rapid and significant changes in technology and their effect on the Company’s operations; (xii) operating, legal, governmental and regulatory risks; (xiii) conditions within the capital markets, including liquidity and interest rates and (xiv) economic (including financial and employment market conditions), political and competitive forces affecting the Company’s business, and the country’s economic condition as whole.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSIGHT HEALTH SERVICES HOLDINGS CORP.
Date: December 3, 2010	By:	/s/ Keith S. Kelson
Keith S. Kelson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Form of Forbearance Agreement.
99.2	Letter Agreement dated December 1, 2010.
99.3	Press Release dated December 2, 2010.